UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2021

MEDMEN ENTERPRISES INC

(Exact Name of Registrant as Specified in Its Charter)

British Columbia

(State or Other Jurisdiction of Incorporation)

000-56199	98-1431779
(Commission File Number)	(IRS Employer Identification No.)

10115 Jefferson Boulevard, Culver City, CA	90232
(Address of Principal Executive Offices)	(Zip Code)

(424) 330-2082

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

US$10.0 Million Private Placement

On May 17, 2021, MedMen Enterprises Inc. (the “Company”) issued 32,250,000 units (the “Units”) to Parallax Master Fund, L.P. at a purchase price of US$0.32 per Unit for an aggregate of US$10.0 million. Each Unit consisted of one Class B Subordinate Voting Share (“Share”) and one share purchase warrant (the “Warrants”). Each Warrant permits the holder to purchase one Share for a period of three years from the date of issuance at an exercise price of US$0.352 per Share, subject to the terms and conditions set forth in the Warrant. The exercise of the Warrants is subject to a beneficial ownership limitation of 19.99%, preventing such exercise by the holder, if such exercise would result in such holder and their affiliates, exceeding ownership of 19.99% of our Shares. As part of the transaction, the Company agreed to file with the Securities and Exchange Commission, within 20 days of the closing, a registration statement on Form S-1 registering for resale the 32,250,000 Shares and the 32,250,000 Shares underlying the Warrants, as well as 32,701,112 Shares underlying warrants dated January 11, 2021 with an exercise price of $0.1529 per share and 36,781,522 Shares issuable on conversion of a Senior Secured Convertible Note dated as of January 11, 2021.

The foregoing descriptions of the subscription agreement and Warrant do not purport to be complete and are qualified in their entirety by reference to the full text thereof, a copy of which is filed herewith as Exhibits 10.3 and 10.3(a) and incorporated herein by reference.

Fifth Modification and Waiver

On May 11, 2021, as previously reported in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 12, 2021, the Company entered into a Fifth Modification to the Senior Commercial Loan Agreement (the “Fifth Modification”) with Hankey Capital, LLC (“Hankey”) and a waiver letter (the “Waiver”) with Gotham Green Partners (“GGP”).

The Fifth Modification with Hankey amends, among other things, certain covenants, including the those related to minimum liquidity, annual budget, cash forecasts and corporate expenditures, and waive certain non-compliance with covenants, such as reporting delivery requirements, delivery of insurance certificates, minimum collateral value, unencumbered liquid assets, failure to pay certain liabilities when due and related items. The parties also amended and restated the forms of warrants to conform to previously agreed upon terms, such as down round provisions. The Company agreed to pay an amendment fee of $1.0 million, that is payable upon the earliest of receipt of proceeds from the Level Up disposition or the MedMen NY disposition or when the indebtedness has become due.

Pursuant to the Waiver with GGP, certain non-compliance with certain covenants under the Third Restatement dated January 11, 2021 was waived, such as non-compliance with certain reporting and notice requirements, failure to pay certain liabilities when due, failure to deliver control agreements for certain bank accounts, failure to obtain prior consent from the lenders to hire certain executives, failure to obtain prior consent from the lenders for certain matters and related items.

GGP is identified by the Company as a related party as a result of GGP having significant influence over the Company. See “Note 22 – Related Party Transactions and “Note 13 – Senior Secured Convertible Credit Facility” to the Company’s Quarterly Report on Form 10-Q for quarterly period ended March 27, 2021 (File No: 000-56199) for further information, which notes are incorporated herein by reference.

The foregoing descriptions of the Fifth Modification and of the Waiver do not purport to be complete and are qualified in their entirety by reference to the full text thereof, a copy of which is filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information regarding the sale on May 17, 2021 of the Units, comprised of 31,250,000 Shares and Warrants, set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The securities were issued and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder. The purchaser represented to the Company, among other things, that it is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The offer and sale of the Units, Shares and Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01 Regulation FD Disclosure.

On May 17, 2021, the Company issued a press release regarding the sale of the Units. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
10.1	Fifth Modification (with forms of Note and Warrants) dated May 11, 2021 between the Company and Hankey Capital, LLC
10.2	Waiver Letter dated May 11, 2011 for Third Amended and Restated Securities Purchase Agreement between the Company, and Gotham Green Admin 1, LLC the Other Credit Parties named therein
10.3	Subscription Agreement of Parallax Master Fund, L.P. dated May 17, 2021
10.3(a)	Warrant dated May 17, 2021 issued to Parallax Master Fund, L.P.
99.1	Press Release dated May 17, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDMEN ENTERPRISES INC

Date: May 17, 2021	By:	/s/ Reece Fulgham
	Name:	Reece Fulgham
	Title:	Chief Financial Officer

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